Scudder
Zero Coupon
2000 Fund


Annual Report
December 31, 1997


Pure No-Load(TM) Funds


For investors who seek as high an investment return over a selected period as is consistent with investment in U.S. government securities and the minimization of reinvestment risk.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


SCUDDER                    (logo)

                          Scudder Zero Coupon 2000 Fund

--------------------------------------------------------------------------------
Date of Inception: 2/4/86    Total Net Assets as of        Ticker Symbol:  SGZTX
                             12/31/97: $20.4 million
--------------------------------------------------------------------------------

o In a year that proved to be rewarding for fixed-income investors, Scudder Zero Coupon 2000 Fund posted a positive total return of 6.53% for its most recent fiscal year ended December 31, 1997.


o The Fund provided a 30-day net annualized SEC yield of 4.86% as of December 31, 1997.




                                Table of Contents

   3  Letter from the Fund's President     14  Notes to Financial Statements
   4  Performance Update                   17  Report of Independent Accountants
   5  Portfolio Management Discussion      18  Shareholder Meeting Results
   8  Glossary of Investment Terms         20  Officers and Trustees
   9  Investment Portfolio                 21  Investment Products and Services
  10  Financial Statements                 22  Scudder Solutions
  13  Financial Highlights


                       2 - Scudder Zero Coupon 2000 Fund

                        Letter from the Fund's President

Dear Shareholders,

     We are pleased to report to you on Scudder Zero Coupon 2000 Fund's performance over its most recent fiscal year ended December 31, 1997. The Fund's managers continue to invest in high quality U.S. Treasuries, with almost all maturities set within one year of the Fund's 2000 target date. Given the Fund's relatively short time to maturity, the Fund's philosophy is to seek as high an investment return over a selected period as is consistent with the minimization of investment risk. For more information on the Fund's investment strategy, results, and outlook, please read the portfolio management discussion beginning on page 5.

     For those of you who are interested in new Scudder products, we recently introduced a new industry sector fund, Scudder Financial Services Fund. One of Scudder's Choice Series sector funds, the Fund seeks long-term growth by investing in financial services companies in the U.S. and abroad. In addition, two other Choice Series funds will be launched on March 2: Scudder Health Care Fund, seeking long-term growth from health care companies located around the world, and Scudder Technology Fund, pursuing long-term growth by investing in companies that develop, produce, or distribute technology.

     Finally, as you may know, the Fund's investment adviser has changed its name to Scudder Kemper Investments, Inc., from Scudder, Stevens & Clark, Inc., pursuant to the acquisition of a majority interest in Scudder, Stevens & Clark by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc.

     If you have any questions regarding Scudder Zero Coupon 2000 Fund or any other Scudder fund, please do not hesitate to call Investor Relations at 1-800-225-2470. Or visit Scudder's Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Zero Coupon 2000 Fund

                       3 - Scudder Zero Coupon 2000 Fund

PERFORMANCE UPDATE as of December 31, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------
                      Total Return
Period    Growth     --------------
Ended       of                 Average
12/31/97  $10,000   Cumulative  Annual
--------------------------------------
SCUDDER ZERO COUPON 2000 FUND
--------------------------------------
1 Year    $ 10,653      6.53%    6.53%
5 Year    $ 13,638     36.38%    6.40%
10 Year   $ 24,899    148.99%    9.55%

--------------------------------------
LB GOVERNMENT/CORPORATE BOND INDEX
--------------------------------------
1 Year    $ 10,975      9.75%    9.75%
5 Year    $ 14,430     44.30%    7.61%
10 Year   $ 23,984    139.84%    9.13%
--------------------------------------

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended December 31

SCUDDER ZERO COUPON 2000 FUND
Year            Amount
----------------------
'87            $10,000
'88            $11,171
'89            $13,449
'90            $14,067
'91            $16,884
'92            $18,257
'93            $21,178
'94            $19,500
'95            $23,221
'96            $23,372
'97            $24,899

LB GOVERNMENT/CORPORATE BOND INDEX
Year            Amount
----------------------
'87            $10,000
'88            $10,759
'89            $12,291
'90            $13,307
'91            $15,450
'92            $16,621
'93            $18,459
'94            $17,811
'95            $21,240
'96            $21,853
'97            $23,894

The unmanaged Lehman Brothers (LB) Government/Corporate Bond Index is composed of U.S. government treasury and agency securities, corporate and Yankee bonds. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended December 31

                       1988     1989     1990     1991     1992     1993     1994     1995     1996     1997
                     -----------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 10.92   $ 12.61  $ 12.27  $ 13.76  $ 12.55  $ 12.85  $ 10.95  $ 12.38  $ 11.77  $ 11.88
INCOME DIVIDENDS..   $   .63   $   .52  $   .83  $   .94  $   .93  $   .83  $   .31  $   .62  $   .68  $   .63
CAPITAL GAINS
DISTRIBUTIONS.....   $    --   $   .03   $  .08  $    --  $  1.39  $   .89  $   .59  $    --  $    --  $    --
FUND TOTAL
RETURN (%)........     11.71     20.39     4.59    20.03     8.13    16.00    -7.92    19.08      .65     6.53
INDEX TOTAL
RETURN (%)........      7.58     14.23     8.28    16.12     7.58    11.03    -3.51    19.24     2.90     9.75

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.



                        4 - Scudder Zero Coupon 2000 Fund

                         Portfolio Management Discussion
Dear Shareholders,

Scudder Zero Coupon 2000 Fund provided a 30-day net annualized SEC yield of 4.86% as of December 31, 1997. The Fund's total return of 6.53% for the 12-month period reflects a $0.11 increase in the Fund's net asset value to $11.88, plus $0.63 per share in income distributions. The unmanaged Lehman Brothers Government/Corporate Bond Index's return during the same period was 9.75%. The difference in return between the Fund and its comparative index mirrors the Fund's ever-shortening average maturity.

Scudder Zero Coupon 2000 Fund seeks to provide investors with as high an investment return over a selected period as is consistent with direct investments in government securities and the minimization of reinvestment risk, with the additional advantages of professional management, diversification, and liquidity. The Fund invests in high quality zero coupon bonds that pay no current income but, similar to savings bonds, are issued at substantial discounts to their value at maturity. When held to maturity, a zero coupon bond's entire return comes from the difference between its issue price and its par value.

                        Bonds Benefit as Inflation Fades

The year 1997 was rewarding for most bond investors as the market's focus gradually shifted from the possibility of an overheating U.S. economy and increases in inflation to the Asian currency crisis and speculation about deflation. As Asian currencies such as the Korean won and the Thai baht surrendered approximately half of their value versus the U.S. dollar from July to December, expectations grew that lower-cost Asian imports and reduced profit expectations for global U.S.-based companies would keep the domestic economy and inflation under control for some time to come, despite near full employment. Yield declines -- as shown in the chart above -- and price gains in the Treasury bond sector reflected this favorable environment.

THE ORIGINAL DOCUMENT HAS A LINE CHART HERE

LINE CHART TITLE:

U.S. Treasury Yield Curve
12/31/96 versus 12/31/97

LINE CHART DATA:


                     12/31/97            12/31/96

 ---------------------------------------------------------------
 3 mos               5.186%              5.342%

 6 mos               5.297               5.435

 1 yr                5.488               5.476

 2 yrs               5.868               5.642

 3 yrs               6.010               5.669

 5 yrs               6.206               5.705

 10 yrs              6.418               5.741

 30 yrs              6.641               5.924


                                Portfolio Review

Our goal in managing Scudder Zero Coupon 2000 Fund is to maximize the value of your investment on the December 2000 maturity date. Since zero coupon bonds such as those held by the Fund lack the cushion of regular interest payments, the Fund can be more volatile than other fixed-income investments of comparable maturity. Because some shareholders may need to redeem Fund shares before the

                       5 - Scudder Zero Coupon 2000 Fund
maturity date, we try to limit share price volatility where possible while at the same time seeking a higher return than that provided by many other fixed-income investments.

As the Fund approaches its maturity in the year 2000, we continue to gradually shorten the duration of the Fund, keeping over 90% of the bonds in the Fund's portfolio within two months of the target date, and almost 99% within one year of the date. For the same reason, we are keeping the Fund's duration in a neutral stance in terms of its permissible range: As of December 31, 1997, the Fund's duration was 3 years, in the middle of its allowable range of two years to four years. (Duration gives relative weight to both interest and principal payments and has replaced maturity as the standard measure of interest rate sensitivity among professional investors. Generally, the shorter the duration, the less sensitive a portfolio will be to changes in interest rates and the more stable its price is likely to be.)


                          Economic and Market Prospects


Amid the gloom (and economic pain for the people of Asia) of the Asian currency crisis is a ray of sunshine -- the relaxing of inflation worries in the U.S. bond market. Though no one can predict exactly how long this period of tranquility for bond investors will last, we expect this slow-growth, low-inflation environment to continue and to


                        6 - Scudder Zero Coupon 2000 Fund
benefit Treasury investors over the coming months. As we approach Scudder Zero Coupon 2000 Fund's target year, we will monitor events influencing the bond market closely and adjust the Fund's duration and maturity structure accordingly. We will continue to seek to maximize the Fund's net asset value on its maturity date.

Sincerely,

Your Portfolio Management Team

/s/Timothy G. Raney              /s/Stephen A. Wohler

Timothy G. Raney                 Stephen A. Wohler


                               Scudder Zero Coupon
                                   2000 Fund:
                          A Team Approach to Investing

  Scudder Zero Coupon 2000 Fund is managed by a team of Scudder Kemper Investments, Inc. (SKI) professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by SKI's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Scudder Zero Coupon 2000 Fund investors by bringing together many disciplines and leveraging SKI's extensive resources.

  Lead Portfolio Manager Timothy G. Raney has responsibility for overseeing the Fund's day-to-day operations and setting the Fund's investment strategy. Tim, who has eight years of investment industry experience, joined the Adviser in 1989 as a taxable securities trader and also played a key role in the development of automated trade and compliance software. Stephen Wohler, Portfolio Manager, joined the team in 1994 and is also responsible for implementing the Fund's strategy. Steve has over 15 years' experience managing fixed income investments and has been with SKI since 1979.

                       7 - Scudder Zero Coupon 2000 Fund

                          Glossary of Investment Terms

 INFLATION                        An overall increase in the prices of goods
                                  and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace
                                  -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

 30-DAY SEC YIELD                 The standard yield reference for bond funds
                                  since the SEC required all bond funds to quote yields based on a prescribed formula.
                                  This yield calculation reflects the 30-day average of the net annualized income earnings capability of every holding in a given fund's portfolio, assuming each is held to maturity.

 TOTAL RETURN                     The most common yardstick to measure the
                                  performance of a fund. Total return --
                                  annualized or compound -- is based on a
                                  combination of capital return plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

 TREASURIES                       Negotiable debt obligations of the U.S.
                                  government, secured by its full faith and credit, and issued at various schedules and maturities.

 ZERO COUPON BOND                 A bond that makes no periodic interest
                                  payments but instead is sold at a deep
                                  discount from its face value. The buyer of such a bond receives a rate of return through the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.


(Sources: SKI; Barron's Dictionary of Finance and Investment Terms)

                       8 - Scudder Zero Coupon 2000 Fund

                  Investment Portfolio as of December 31, 1997

                                                                                             Principal               Market
                                                                                            Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities 100.0%
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note, 5.125%, 11/30/98 ....................................................        100,000                99,562
U.S. Treasury Note, 5%, 1/31/99 .........................................................        150,000               149,016
U.S. Treasury Separate Trading Registered Interest and Principal, 5/15/00, (5.65*) ......        630,000               552,019
U.S. Treasury Separate Trading Registered Interest and Principal, 11/15/00, (5.68*) .....      9,999,000             8,513,149
U.S. Treasury Separate Trading Registered Interest and Principal, 2/15/01, (5.70*) ......     10,980,000             9,211,451
U.S. Treasury Separate Trading Registered Interest and Principal, 11/15/01, (5.72*) .....      2,388,000             1,919,307
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Securities (Cost $19,842,017)                                                                 20,444,504
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $19,842,017) (a)                                                         20,444,504
------------------------------------------------------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $19,898,013. At December 31, 1997, unrealized appreciation based on tax cost consisted entirely of aggregated gross unrealized appreciation of $546,491.

    * Bond equivalent yield to maturity; not a coupon rate (unaudited).

    The accompanying notes are an integral part of the financial statements.


                        9 - Scudder Zero Coupon 2000 Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                             as of December 31, 1997

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $19,842,017) .................     $  20,444,504
                 Interest receivable ..................................................             3,589
                 Receivable for Fund shares sold ......................................           106,411
                 Other assets .........................................................               380
                                                                                           ----------------
                 Total assets .........................................................        20,554,884
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Due to custodian bank ................................................            33,273
                 Other payables and accrued expenses ..................................            67,639
                                                                                           ----------------
                 Total liabilities ....................................................           100,912
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  20,453,972
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income ..................................           734,074
                 Unrealized appreciation on investments ...............................           602,487
                 Accumulated net realized loss ........................................        (1,330,864)
                 Paid-in capital ......................................................        20,448,275
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  20,453,972
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                 ($20,453,972 / 1,721,605 outstanding shares of beneficial                 ----------------
                 interest, $.01 par value, unlimited number of shares authorized) .....            $11.88
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                       10 - Scudder Zero Coupon 2000 Fund

                             Statement of Operations
                          year ended December 31, 1997

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Interest .............................................................     $   1,387,950
                                                                                            -----------------
                 Expenses:
                 Management fee .......................................................           129,600
                 Services to shareholders .............................................            97,995
                 Custodian and accounting fees ........................................            42,223
                 Trustees' fees and expenses ..........................................            22,312
                 Auditing .............................................................            25,808
                 Reports to shareholders ..............................................            27,653
                 Registration fees ....................................................            14,766
                 Legal ................................................................            13,713
                 Other ................................................................             5,527
                                                                                            -----------------
                 Total expenses before reductions .....................................           379,597
                 Expense reductions ...................................................          (163,914)
                                                                                            -----------------
                 Expenses, net ........................................................           215,683
                ---------------------------------------------------------------------------------------------
                 Net investment income                                                          1,172,267
                ---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain from investments ...................................           161,395
                 Net unrealized appreciation on investments during the period .........             1,997
                ---------------------------------------------------------------------------------------------
                 Net gain on investment transactions                                              163,392
                ---------------------------------------------------------------------------------------------
                ---------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $   1,335,659
                ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                       11 - Scudder Zero Coupon 2000 Fund

                       Statements of Changes in Net Assets

                                                                                      Years Ended December 31,
Increase (Decrease) in Net Assets                                                       1997             1996
-----------------------------------------------------------------------------------------------------------------------------------
                Operations:
                Net investment income ..........................................   $  1,172,267     $  1,432,554
                Net realized gain (loss) from investments ......................        161,395         (261,794)
                Net unrealized appreciation (depreciation) on investments
                   during the period ...........................................          1,997       (1,086,030)
                                                                                  ---------------  ---------------
                Net increase in net assets resulting from operations ...........      1,335,659           84,730
                                                                                  ---------------  ---------------
                Distributions to shareholders from net investment income .......     (1,127,761)      (1,477,442)
                                                                                  ---------------  ---------------
                Fund share transactions:
                Proceeds from shares sold ......................................      3,450,490        6,651,479
                Net asset value of shares issued to shareholders in
                   reinvestment of distributions ...............................      1,105,633        1,435,813

                Cost of shares redeemed ........................................     (9,750,463)     (10,477,503)
                                                                                  ---------------  ---------------
                Net decrease in net assets from Fund share transactions ........     (5,194,340)      (2,390,211)
                                                                                  ---------------  ---------------
                Decrease in net assets .........................................     (4,986,442)      (3,782,923)
                Net assets at beginning of period ..............................     25,440,414       29,223,337
                Net assets at end of period (including undistributed net          ---------------  ---------------
                investment income of $734,074 and $689,568, respectively) ......   $ 20,453,972     $ 25,440,414
                                                                                  ---------------  ---------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------------
                Increase (decrease) in Fund shares
                Shares outstanding at beginning of period ......................      2,161,757        2,359,785
                                                                                  ---------------  ---------------
                Shares sold ....................................................        290,883          560,049
                Shares issued to shareholders in reinvestment of
                   distributions ...............................................         96,147          122,172
                Shares redeemed ................................................       (827,182)        (880,249)
                                                                                  ---------------  ---------------
                Net decrease in Fund shares ....................................       (440,152)        (198,028)
                                                                                  ---------------  ---------------
                Shares outstanding at end of period ............................      1,721,605        2,161,757
                                                                                  ---------------  ---------------

    The accompanying notes are an integral part of the financial statements.


                       12 - Scudder Zero Coupon 2000 Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                      Years Ended December 31,
                                    1997(a)     1996(a)      1995     1994     1993     1992     1991     1990     1989     1988
   ------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning          ---------------------------------------------------------------------------------------------
  of period ......................  $11.77      $12.38      $10.95   $12.85   $12.55   $13.76   $12.27   $12.61   $10.92   $10.34
                                    ---------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income ............     .63         .64         .65      .59      .79      .94      .99      .86      .51      .63
Net realized and unrealized gain
  (loss) on investments ..........     .11        (.57)       1.40    (1.59)    1.23      .17     1.44     (.29)    1.73      .58
Total from investment               ---------------------------------------------------------------------------------------------
  operations .....................     .74         .07        2.05    (1.00)    2.02     1.11     2.43      .57     2.24     1.21
                                    ---------------------------------------------------------------------------------------------
Less distributions:
From net investment income .......    (.63)       (.68)       (.62)    (.31)    (.83)    (.93)    (.94)    (.83)    (.52)    (.63)
From net realized gains on
  investments ....................      --          --          --     (.59)    (.89)   (1.39)      --     (.08)    (.03)      --
                                    ---------------------------------------------------------------------------------------------
Total distributions ..............    (.63)       (.68)       (.62)    (.90)   (1.72)   (2.32)    (.94)    (.91)    (.55)    (.63)
                                    ---------------------------------------------------------------------------------------------
Net asset value, end of             ---------------------------------------------------------------------------------------------
  period .........................  $11.88      $11.77      $12.38   $10.95   $12.85   $12.55   $13.76   $12.27   $12.61   $10.92
   ------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) .............    6.53         .65       19.08    (7.92)   16.00     8.13    20.03     4.59    20.39    11.71
Ratios and Supplemental Data
Net assets, end of period
  ($ millions) ...................      20          25          29       25       31       29       33       33       32        5
Ratio of operating expenses,
  net to average daily net
  assets (%) .....................    1.00        1.00        1.00     1.00     1.00     1.00     1.00     1.00     1.00     1.00
Ratio of operating expenses before
  expense reductions, to average
  daily net assets (%) ...........    1.76        1.45        1.48     1.47     1.28     1.28     1.23     1.39     1.62     3.37
Ratio of net investment income to
  average daily net assets (%) ...    5.44        5.42        5.59     5.23     5.29     6.38     7.12     7.62     7.10     8.10
Portfolio turnover rate (%) ......    5.74        85.2        86.6     89.3    101.6    118.8     90.7     98.5     87.1    149.2

(a)   Based on monthly average shares outstanding during the period.
(b)   Total returns would have been lower had certain expenses not been reduced.


                       13 - Scudder Zero Coupon 2000 Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Zero Coupon 2000 Fund (the "Fund") is organized as a diversified series of Scudder Funds Trust (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund primarily invests in U.S. Government zero coupon securities. At least 50% of the Fund's net assets will be invested in zero coupon securities maturing within two years of the Fund's target maturity date. It is expected that the Fund will be liquidated in December of the year 2000.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments having an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no provision for federal income taxes was required.

At December 31, 1997, the Fund had a net tax basis capital loss carryforward of approximately $1,275,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2002 ($723,000), December 31, 2003 ($178,000), and December 31, 2004 ($374,000)
the respective expiration dates.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Interest income is generally recorded on the accrual basis under the amortized cost method whereby the Fund adjusts the cost of each investment assuming a constant


                       14 - Scudder Zero Coupon 2000 Fund
accretion to maturity of any discount. All original issue discounts are accreted for both tax and financial reporting purposes. Distributions to shareholders are recorded on the ex-dividend date.

                      B. Purchases and Sales of Securities

During the year ended December 31, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $1,246,960 and $7,844,015, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of approximately 0.60% of the average daily net assets of the Fund computed and accrued daily and payable monthly. In addition, the Adviser has agreed to maintain the annualized expenses of the Fund at not more than 1.00% of average daily net assets until April 30, 1998. For the year ended December 31, 1997, the fee pursuant to these agreements amounted to $129,600, all of which was not imposed.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend disbursing and shareholder service agent for the Fund. For the year ended December 31, 1997, the amount charged to the Fund by SSC aggregated $46,588, of which $19,604 was not imposed, and $7,723 is unpaid at December 31, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans for the Fund. For the year ended December 31, 1997, the amount charged to the Fund by STC aggregated $8,564, of which $3,604 was not imposed, and $111 is unpaid at December 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1997, the amount charged to the Fund by SFAC aggregated $26,394, of which $11,106 was not imposed, and $10,769 is unpaid at December 31, 1997.


                       15 - Scudder Zero Coupon 2000 Fund

The Fund pays each Trustee not affiliated with the Adviser an annual retainer divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1997, Trustees' fees and expenses aggregated $22,312.


                       16 - Scudder Zero Coupon 2000 Fund

                        Report of Independent Accountants

To the Trustees of Scudder Funds Trust and the Shareholders of Scudder Zero Coupon 2000 Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Zero Coupon 2000 Fund including the investment portfolio, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Zero Coupon 2000 Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.


Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
February 11, 1998


                       17 - Scudder Zero Coupon 2000 Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Zero Coupon 2000 Fund (the "Fund") was held on October 27, 1997, at the offices of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1.    To elect Trustees.

                                                   Number of Votes:
                                                   ----------------

              Director                      For                      Withheld
              --------                      ---                      --------

 Henry P. Becton, Jr.                     864,722                     41,139

 Dawn-Marie Driscoll                      883,808                     42,053

 Peter B. Freeman                         884,915                     40,946

 George M. Lovejoy, Jr.                   888,114                     37,747

 Dr. Wesley W. Marple, Jr.                888,114                     37,747

 Daniel Pierce                            888,308                     37,553

 Kathryn L. Quirk                         887,907                     37,954

 Jean C. Tempel                           884,253                     41,608


2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

         For            Against          Abstain       Broker Non-Votes*
         ---            -------          -------       -----------------

       846,297          34,327            45,237              911

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise. (Approved on December 2, 1997.)

                                Number of Votes:
                                ----------------

        For            Against           Abstain       Broker Non-Votes*
        ---            -------           -------       -----------------

      921,736          66,176             64,850              909


                       18 - Scudder Zero Coupon 2000 Fund

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997 to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.

                                Number of Votes:
                                ----------------

        For            Against           Abstain       Broker Non-Votes*
        ---            -------           -------       -----------------

      925,395          57,220             70,147              909

5. To approve the revision of certain fundamental investment policies.


                                                                        Number of Votes:
                                                                        ----------------
                                                                                                       Broker
            Fundamental Policies                    For             Against          Abstain         Non-Votes*
            --------------------                    ---             -------          -------         ----------


       5.1  Diversification                       800,708           51,639            72,603             911

       5.2  Borrowing                             795,238           57,108            72,604             911

       5.3  Senior securities                     796,950           57,016            70,984             911

       5.4  Concentration                         796,642           57,324            70,984             911

       5.5  Underwriting of securities            800,708           50,233            74,009             911

       5.6  Investment in real estate             802,328           48,614            74,008             911

       5.7  Purchase of physical commodities      799,169           51,772            74,009             911

       5.8  Lending                               800,910           50,031            74,009             911

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                 Number of Votes:
                                 ----------------

            For                       Against                    Abstain
            ---                       -------                    -------

          864,900                     13,903                      47,058

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                       19 - Scudder Zero Coupon 2000 Fund

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton
Trustee; President and General Manager, WGBH Educational Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll Associates

Peter B. Freeman
Trustee; Corporate Director and Trustee

George M. Lovejoy, Jr.
Trustee; President and Director, Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business Administration, Northeastern University

Kathryn L. Quirk*
Trustee, Vice President and Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner, Technology Equity Partners

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President, Treasurer and Secretary

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.

                       20 - Scudder Zero Coupon 2000 Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                       21 - Scudder Zero Coupon 2000 Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                       22 - Scudder Zero Coupon 2000 Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                       23 - Scudder Zero Coupon 2000 Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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